                                                                    EXHIBIT 23.3



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



     We hereby consent to the use of our report dated December 18, 1996 relating to the consolidated financial statements of Irwin Bankcorp, Inc. included in the Registration Statement on Form S-4 and to the reference of our Firm under the caption "Experts" in the Prospectus/Proxy Statement.



                                    /s/ Meeks, Roberts, Ashley, Sumner & Sirmans
                                    MEEKS, ROBERTS, ASHLEY, SUMNER & SIRMANS
                                    Certified Public Accountants


June 25, 1997
Ocilla, Georgia